SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549



                                                     FORM 8-K

                                                  CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                            SECURITIES AND EXCHANGE ACT


          Date of report (Date of earliest event reported): November 17, 1998


                                                    USABG CORP.
                            (Exact Name of Registrant as Specified in Charter)


Delaware                           0-28140                       11-2974406
(State or Other Jurisdiction       (Commission                   (IRS Employer
 of Incorporation)                  File Number)             Identification No.)

           53-09 97th Place, Corona, New York                         11368
           (Address of Principal Executive Offices)                 (Zip Code)


         Registrant's telephone number, including area code:   (718) 699-0100

Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

                  16.1 Letter on change in certifying public accountant.


                                                    SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

November 23, 1998                               USABG CORP.

                                                By: /s/ Joseph Polito
                                              Joseph Polito, President